EXHIBIT 10.1


                      AMENDMENT TO NOTE PURCHASE AGREEMENT

     THIS AMENDMENT dated as of February 12, 1999 (the "AMENDMENT") to the separate Note Purchase Agreements dated as of December 28, 1995, is among Seitel, Inc. (the "COMPANY") and each of the institutions which is a signatory to this Amendment (collectively, the "NOTEHOLDERS").

                                    RECITALS:

     A. The Company and each of the Noteholders have heretofore entered into separate Note Purchase Agreements dated as of December 28, 1995 (collectively, as in effect immediately prior to this Amendment, the "NOTE PURCHASE AGREEMENT"). The Company has heretofore issued pursuant to the Note Purchase
Agreement: (a) $25,000,000 aggregate principal amount of its 7.17% Series A Senior Notes due December 30, 2001 (the "SERIES A NOTES"), (b) $27,500,000 aggregate principal amount of its 7.17% Series B Senior Notes due December 30, 2002 (the "SERIES B NOTES"), and (c) $22,500,000 of its Series C Senior Notes due December 30, 2002 (the "SERIES C NOTES", and together with the Series A Notes and the Series B Notes, the "NOTES"). Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

     B. The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

     C. All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a legal, valid and binding instrument according to its terms for the purposes herein expressed have been done or performed.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.     AMENDMENTS.

     1.1 Section 7.1(b) of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

          (B) ANNUAL STATEMENTS -- within ninety (90) days after the end of each fiscal year of the Company, duplicate copies of,

               (i)  a  consolidated   balance  sheet  of  the  Company  and  its
          consolidated Subsidiaries as at the end of such year,

               (ii) consolidated statements of operations, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries for such year, and

               (iii) a condensed consolidating balance sheet, and condensed consolidating statements of operations and cash flows of the Company and its Subsidiaries setting forth, in each case, consolidating information sufficient to show the financial position and results of operations and cash flows of the Company and the Restricted Subsidiaries, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

                    (A) in the case of the  financial  statements  identified in the foregoing clauses (i) and (ii), an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their

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               results of  operations  and cash flows and have been  prepared in
               conformity   with  GAAP,   and  that  the   examination  of  such
               accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                    (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit),

     PROVIDED that, so long as the Company shall not have any Unrestricted Subsidiaries, the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountants' certificates described in clauses (A) and (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

     1.2 Section  7.1(j) of the Note Purchase  Agreement  shall be relettered as
Section 7.1(k), and a new Section 7.1(j) shall be inserted in its place to read as follows:

          (J) AUDITED FINANCIAL STATEMENTS FOR RESTRICTED GROUP -- with respect to any fiscal year of the Company as to which both of the following conditions would be satisfied:

               (i) the assets of all Unrestricted Subsidiaries, determined on a combined basis as of the last day of such year, exceed 20% of the consolidated total assets of the Company and its consolidated Subsidiaries, and

               (ii) the revenues of all Unrestricted Subsidiaries, determined on a combined basis for such fiscal year, exceed 20% of the consolidated revenues of the Company and its consolidated Subsidiaries, upon the written request of the Required Holders, the Company will deliver to each holder that is an Institutional Investor the same financial statements and opinion with respect to the Company and its Restricted Subsidiaries as is provided pursuant to clauses (i) and (ii) of Section 7.1(b) with respect to the Company and its consolidated Subsidiaries (such delivery to be made no later than the later of (x) the time delivery is made of the financial statements referred to in such clauses, if such request is made at least 60 days before such time, or (y) 60 days after such request is made).

SECTION 2.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     To induce the  Noteholders  to execute and deliver  this  Amendment  (which
representations  shall  survive  such  execution  and  delivery),   the  Company
represents and warrants to the Noteholders that:

          (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware;

          (b) this Amendment has been duly authorized, executed and delivered by the Company and this Amendment constitutes a legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (c) the Note Purchase Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement

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     of the Company  enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (d) the execution, delivery and performance by the Company of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this paragraph (c); and

          (e) as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3.     MISCELLANEOUS.

     3.1 This Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

     3.2 This Amendment constitutes a contract between the Company and the Noteholders for the uses and purposes hereinabove set forth, and may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

     3.3 Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all the promises and agreements contained in this Amendment by or on behalf of the Company and the Noteholders shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

     3.4 This Amendment constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

     3.5 This Amendment shall be governed by and construed in accordance with the law of the State of New York.

     3.6 This Amendment shall become effective at such time as it has been executed by the Company and the Required Holders.

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     IN WITNESS  WHEREOF,  the parties  hereto have caused the execution of this
Amendment by duly authorized officers of each as of the date hereof.

                                            SEITEL, INC.

                                            By  /s/DEBRA D. VALICE
                                                --------------------------------
                                                Its  EXECUTIVE V.P. OF FINANCE
                                                --------------------------------

Accepted and Agreed to:

PRINCIPAL  LIFE  INSURANCE  COMPANY,
By Principal Capital Management, LLC, a Delaware limited liability company,
Its authorized signatory

By:  /s/JON C HEINY
     ---------------------------------------
Its: COUNSEL
     ---------------------------------------

By:  /s/RUSSELL S. ROWLEY
     ---------------------------------------
Its: INVESTMENT MANAGER
     ---------------------------------------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:  /s/RICHARD C. MORRISON
     ---------------------------------------
     Name:    Richard C. Morrison
     Title:   Managing Director

FIRST SUNAMERICA LIFE INSURANCE COMPANY

By:  /s/CURT M. BURNS
     ---------------------------------------
     Name:  Curt M. Burns
     Title:   Authorized Agent

J. ROMEO & CO.

By:  /s/PETER COCCIA
     ---------------------------------------
     Name:    Peter Coccia
     Title:   Partner

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:  /s/EDWIN H. HARRISON JR.
     ---------------------------------------
     Name:    Edwin H. Garrison Jr.
     Title:   First Vice President

PAN-AMERICAN LIFE INSURANCE COMPANY

By:  /s/F. ANDERSON STONE
     ---------------------------------------
     Name:    F. Anderson Stone
     Title:   Vice President
              Corporate Securities